UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2025

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2025, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s corporate offices in Little Rock, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at fourteen; (2) election of fourteen directors; (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation; and (4) ratification of the Audit Committee’s selection of the accounting firm Forvis Mazars, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2025.

At the Meeting, all fourteen directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	Against	Abstain	Broker Non-Votes
Fix the number of directors at fourteen	107,386,935	690,992	321,259	0

Election of Directors	For	Against	Abstain	Broker Non-Votes
Marty D. Casteel	89,383,703	1,400,905	128,585	17,485,993
William E. Clark, II	88,174,595	2,620,094	118,504	17,485,993
Steven A. Cosse	82,038,500	8,746,801	127,892	17,485,993
Mark C. Doramus	88,238,767	2,553,267	121,159	17,485,993
Edward Drilling	86,806,748	3,980,953	125,492	17,485,993
Eugene Hunt	88,148,945	2,645,336	118,912	17,485,993
Jerry Hunter	89,337,646	1,453,676	121,871	17,485,993
Susan Lanigan	87,811,190	2,951,081	150,922	17,485,993
George A. Makris, Jr.	86,340,191	4,451,632	121,370	17,485,993
Tom E. Purvis	87,696,763	3,095,259	121,171	17,485,993
Robert L. Shoptaw	86,437,259	4,356,229	118,670	17,485,993
Julie Stackhouse	89,419,762	1,374,052	119,379	17,485,993
Russell Teubner	89,440,177	1,353,599	119,417	17,485,993
Mindy West	89,353,087	1,440,012	120,094	17,485,993

Action	For	Against	Abstain	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	88,021,550	2,438,931	452,711	17,485,993

Action	For	Against	Abstain	Broker Non-Votes
Ratification of the Audit Committee’s selection of Forvis Mazars, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2025	104,700,182	3,616,187	82,816	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: May 8, 2025	C. Daniel Hobbs, Executive Vice President and Chief Financial Officer